                             LETTER OF TRANSMITTAL
                    TO TENDER SHARES OF CLASS B COMMON STOCK
                                       OF
                          THE WASHINGTON POST COMPANY
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 10, 1999

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             THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
                EXPIRE AT 5 P.M., NEW YORK CITY TIME, ON FRIDAY,
                DECEMBER 10, 1999, UNLESS THE OFFER IS EXTENDED.
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                                THE DEPOSITARY:

        FIRST CHICAGO TRUST COMPANY OF NEW YORK, A DIVISION OF EQUISERVE



                 BY MAIL:                                    BY HAND:                               BY OVERNIGHT COURIER:
            First Chicago Trust                         First Chicago Trust                          First Chicago Trust
                  Company                                     Company                                       Company
                of New York                                 of New York                                  of New York
             Corporate Actions                            c/o Securities                              Corporate Actions
                Suite 4660                               Transfer Reporting                               Suite 4680
               P.O. Box 2569                               Services, Inc.                            14 Wall Street - 8th
              Jersey City, NJ                          Attention:  Corporate                                 Floor
                 07303-2569                                   Actions                                 New York, NY 10005
                                                       100 Williams Street,
                                                              Galleria
                                                        New York, NY 10038




                             FOR INFORMATION CALL:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                       (201) 896-1900 (for inquiries from
            brokers, dealers, commercial banks and trust companies)

                    (877) 842-2408 (for all other inquiries)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH IN THE FORM OF NOTICE OF GUARANTEED DELIVERY DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders". Shareholders whose certificates for Shares are not immediately available or who cannot deliver all documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.


-------------------------------------------------------------------------------------------------------
   DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------
 NAME(s) AND ADDRESS(ES) OF REGISTERED    SHARES TENDERED
 HOLDER(s) (PLEASE FILL IN, IF BLANK,     (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
 EXACTLY AS NAME(s) APPEAR(s)
 ON CERTIFICATE(s))
-------------------------------------------------------------------------------------------------------
                                        CERTIFICATE         TOTAL NUMBER                NUMBER OF SHARES
                                        NUMBER(s)(1)        OF SHARES REPRESENTED BY    SHARES
                                                            CERTIFICATE(s)(1)           TENDERED(2)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           TOTAL SHARES
-------------------------------------------------------------------------------------------------------

 INDICATE IN THIS BOX THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN THE EVENT OF PRORATION.(3) (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY.)
-------------------------------------------------------------------------------

 1st:           2nd:            3rd:           4th:            5th:
-------------------------------------------------------------------------------

   (1)   Need not be completed by Book-Entry Shareholders.

   (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

   (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.


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                                       2

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY
                                             ----

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

          Name of Tendering Institution
                                        ---------------------------------------
          DTC Account Number
                             --------------------------------------------------
          Transaction Code Number
                                  ---------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

          Name(s) of Registered Owner(s)
                                         --------------------------------------
          Window Ticket Number (if any)
                                        ---------------------------------------
          Date of Execution of
          Notice of Guaranteed Delivery
                                        ---------------------------------------
          Name of Institution
          that Guaranteed Delivery
                                   --------------------------------------------
          If delivered by Book-Entry Transfer
               DTC Account Number
                                  ---------------------------------------------
               Transaction Code Number
                                       ----------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to The Washington Post Company, a Delaware corporation (the "Company"), the above-described shares of Class B Common Stock, par value $1.00 per share (the "Common Stock"), of the Company (the "Shares"), pursuant to the Company's offer to purchase up to 500,000 Shares at a price of $575 per Share (the "Purchase Price"), net to the seller in cash, in accordance with the terms and conditions of the Company's Offer to Purchase dated November 10, 1999 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

   Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares, (b) present certificates for such Shares for cancellation and transfer on the

Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares.

   All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that the tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

   The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

   The undersigned recognizes that, in certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may, subject to applicable law, postpone the acceptance for payment of, or the payment for Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the Purchase Price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price of any Shares purchased and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and mail such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated.

   The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase the Company may not be required to purchase any of the Shares tendered hereby or may accept for purchase, pro rata with Shares tendered by other shareholders, fewer than all the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not purchased will be returned to the undersigned at the address indicated above unless otherwise indicated under the Special Delivery Instructions below.

Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such shareholder may designate by checking the appropriate box under Special Payment Instructions below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of the registered holder thereof if the Company purchases none of the Shares represented by such certificate.

   The payment for the Purchase Price for such tendered Shares as are purchased should be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions below. In the event that pursuant to the Special Payment Instructions unpurchased Shares or any payment is to be issued in the name of someone other than the undersigned, such other person shall be authorized to give or grant any instructions, consents or waivers as may be required with respect to such unpurchased Shares or the Shares for which any such payment is made or such payment, as the case may be, and the undersigned will be bound by any such instructions, consents or waivers given or granted by such person.


---------------------------------------------------------      ---------------------------------------------------------
               SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 1, 4, 5, 6 AND 8)                           (SEE INSTRUCTIONS 1, 4, 5, 6 AND 8)
 To be completed ONLY if certificates for unpurchased          To be completed ONLY if certificates for unpurchased
 Shares and/or any payment are to be issued in the name        Shares and/or payment, issued in the name of the
 of and sent to someone other than the undersigned, or if      undersigned, are to be sent to someone other than the
 Shares tendered by book-entry which are not purchased         undersigned at an address other than that shown above.
 are to be returned by credit to an account maintained at
 the Book-Entry Transfer Facility.                             Mail   [ ]  payment
                                                                      [ ]  certificates for unpurchased Shares to:
 [ ]    Credit unpurchased Shares tendered by book-entry
        transfer to the Book-Entry Transfer Facility           Name
        account set forth below:                                    ---------------------------------------------------
                                                                                    (PLEASE PRINT)

 Account Number                                                Address
                                                                       ------------------------------------------------
 ---------------------------------------------------------
                                                               --------------------------------------------------------

                                                               --------------------------------------------------------
                                                                                  (INCLUDE ZIP CODE)
 Issue  [ ]  payment
        [ ]  certificates for unpurchased Shares to:           --------------------------------------------------------
                                                                 (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
 Name
      ----------------------------------------------------
                      (PLEASE PRINT)

 Address
         -------------------------------------------------


 ---------------------------------------------------------


 ---------------------------------------------------------
                    (INCLUDE ZIP CODE)

 ---------------------------------------------------------
    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

---------------------------------------------------------      ---------------------------------------------------------

-------------------------------------------------------------------------------
                                    ODD LOTS
                              (SEE INSTRUCTION 7)

     To be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially, as of the close of business on November 8, 1999, and as of the Expiration Date, an aggregate of fewer than 100 Shares.

The undersigned either (check one):

[ ] was the beneficial owner, as of the close of business on November 8, 1999, and as of the Expiration Date, of an aggregate of fewer than 100 Shares (excluding Shares attributable to the undersigned's account, if any, under the Company's 401(k) Savings Plans), all of which are being tendered, or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that
     (i) is tendering, for the beneficial owner thereof, fewer than 100 Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on November 8, 1999, and as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares attributable to individual accounts under the Company's 401(k) Savings Plans), and is tendering all such Shares.


                  ->                                                    <-
                    ----------------------------------------------------

                  ->                                                    <-
                    ----------------------------------------------------
                                        (SIGNATURES)


                    ----------------------------------------------------

                    Name(s):
                            --------------------------------------------
                                       (PLEASE PRINT)

-------------------------------------------------------------------------------

                          IMPORTANT NOTE: To validly complete this Letter of Transmittal your signature is required at least twice, once in the "Sign Here" box , appearing below, and again in the Substitute Form W-9 box, appearing at the end of this Letter of Transmittal. In addition, for tender of an odd lot, your signature is also required above in the "Odd Lots" box.



-------------------------------------------------------------------------------
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

            ->                                                    <-
              ----------------------------------------------------

            ->                                                    <-
              ----------------------------------------------------
                        (Signature(s) of Shareholder(s))

                       Dated:                     , 1999
                               -------------------
     (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
        -----------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                      ---------------------------------------------------------

Address
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                            ---------------------------------------------------

Taxpayer Identification or
Social Security No.
                   ------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                     ----------------------------------------------------------

Name
     --------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                      ---------------------------------------------------------

Name of Firm
             ------------------------------------------------------------------

Address
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                            ---------------------------------------------------

Dated:                         , 1999
      -------------------------


-------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signature. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loans associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

     Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically delivered Shares in proper form for transfer by delivery or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility with respect to all tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance for payment of their Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.
If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. See Section 5 of the Offer to Purchase.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Odd Lots. As described in Sections 1 and 2 of the Offer to Purchase, if fewer than all Shares validly tendered on or prior to the Proration Date are to be purchased by the Company, the Shares purchased first will consist of all Shares (excluding Shares attributable to individual accounts under the Company's 401(k) Savings Plans) tendered prior to the Proration Date by any shareholder who owned beneficially as of the close of business on November 8, 1999 and as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding shares attributable to an individual's account under the Company's 401(k) Savings Plans) and who tenders all such Shares (partial tenders will not qualify for this preference). This preference will not be available unless the box above captioned "Odd Lots" is completed.

     8. Special Payment and Delivery Instructions. If a check for the Purchase Price is to be issued in the name of and/or certificates for Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates for Shares not tendered or purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed. Any shareholder(s) delivering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder(s) at the Book-Entry Transfer Facility.

     9. Waiver of Conditions. Subject to the terms of the Offer, the Company reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     10. 31% Backup Withholding. Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below and certify, under penalties of perjury, that the TIN is correct and that such shareholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty, and payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to a 31% backup withholding tax.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8 or W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 or W-8BEN can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the separate Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     11. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, whose determinations shall be final and
binding.   The Company reserves the absolute right to reject any and all tenders determined by it to be not in appropriate form or which would, in the opinion of the Company's counsel, be unlawful to pay for or accept. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent, the Dealer Manager or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Except as otherwise determined by the Company in its sole discretion, tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent at its telephone number and addresses set forth below, and such copies will be furnished promptly at the Company's expense. Questions or requests for assistance also may be directed to the Information Agent. Shareholders may also contact their local broker, dealer commercial bank or trust company for requests relating to, or assistance concerning, the Offer.

     13. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. Confirmation of a shareholder's designation will be made by a notation by the Depositary on the check for the Purchase Price received by the shareholder. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 11 of the Offer to Purchase.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND OTHER REQUIRED DOCUMENTS WITH RESPECT TO, TENDERED SHARES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

---------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, A DIVISION OF EQUISERVE
---------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                     PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT       Social Security Number
                                AND CERTIFY BY SIGNING AND DATING BELOW.               Employer Identification Number

                                                                                       OR
                                                                                          --------------
                                -------------------------------------------------------------------------------------
 FORM  W-9                      PART 2--CERTIFICATES--Under penalties of perjury, I certify that:
                                (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE       (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                     (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                     CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
                                -------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER                                                                PART 3
 IDENTIFICATION NUMBER ("TIN")  SIGNATURE                            DATE                    Awaiting TIN >[ ]
                                         ---------------------------     -----
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
          PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature                                                Date
           -----------------------------------------           ----------------
-------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                            Carlstadt, NJ 07072-2586
                       (201) 896-1900 (for inquiries from
            brokers, dealers, commercial banks and trust companies)
                    (877) 842-2408 (for all other inquiries)

                      The Dealer Manager for the Offer is:

                      [ALLEN & COMPANY INCORPORATED LOGO]

                                711 Fifth Avenue
                               New York, NY 10022
                                 (212) 832-8000
                                 (call collect)





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